PREFERRED STOCK	12 Months Ended
Sep. 30, 2015
PREFERRED STOCK
PREFERRED STOCK

12.PREFERRED STOCK

On January 16, 2009, as part of the U.S. Department of Treasury’s Capital Purchase Program, the Company issued 32,538 shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series A, $1,000 per share liquidation preference (the “Preferred Stock”), and a warrant to purchase up to 778,421 shares of the Company’s common stock for a period of ten years at an exercise price of $6.27 per share (the “Warrant”) in exchange for $32.5 million in cash from the U.S. Department of Treasury.  The proceeds, net of issuance costs consisting primarily of legal fees, were allocated between the Preferred Stock and the Warrant on a pro rata basis, based upon the estimated fair values of the Preferred Stock and the Warrant.  As a result, $2.2 million of the proceeds were allocated to the Warrant, which increased additional paid-in capital from common stock.  The amount allocated to the Warrant was considered a discount on the Preferred Stock and was amortized using the level yield method over a five-year period ending December 31, 2013 through a charge to retained earnings.  Such amortization did not reduce net income, but reduced income available for common shares.

The Preferred Stock paid cumulative dividends of 5% per year for the first five years and 9% per year beginning on February 16, 2014.  The Company could, at its option, redeem the Preferred Stock at the liquidation preference plus accrued and unpaid dividends.

The fair value of the Preferred Stock was estimated on the date of issuance by computing the present value of expected future cash flows using a risk-adjusted rate of return for similar securities of 12%.  The fair value of the Warrant was estimated on the date of grant using the Black-Scholes option pricing model assuming a risk-free interest rate of 4.30%, expected volatility of 35.53% and a dividend yield of 4.27%.

The Treasury Department sold all of the Preferred Stock to private investors in a Dutch auction in July 2012.  On several dates subsequent to the Treasury’s auction from August 2012 through August 2013, the Company repurchased from private investors an aggregate of $15.2 million in liquidation value of the Preferred Stock in exchange for $14.6 million in cash and repurchased the Warrant from the Treasury in exchange for $1.1 million in cash.  Following the Treasury’s auction of the Preferred Stock and the Company’s repurchase of the Warrant, the U.S. Treasury had no remaining equity stake in the Company.

During the year ended September 30, 2014, the Company redeemed or repurchased $17.3 million in liquidation value of the Preferred Stock, representing the entire remaining amount outstanding, in a series of transactions using cash and the direct exchange of its common stock, as follows:

The Company repurchased $10.0 million in liquidation value of the Preferred Stock using the proceeds from a term loan obtained from a commercial bank.  Refer to Note 8, Borrowed Money, for a summary of the loan terms.

The Company issued 68,818 shares of its common stock in exchange for $735,000 in liquidation value of the Preferred Stock in a private transaction exempt from registration under the federal securities laws.

The Company issued 604,542 shares of its common stock in exchange for $6.7 million in cash in a private transaction exempt from registration under the federal securities laws.  The proceeds were used to redeem $6.7 million in liquidation value of the Preferred Stock.